Transaction Information
Name of Purchasing Fund: PIF Inc. California
Municipal
Name of Issuer: Public Facilities
Financing Authority of the City of San Diego Water Revenue Bonds
Cusip/Sedol/ISIN of Security Purchased: 79730CDQ4
Date of Transaction: 06/17/2009
Date Offering Commenced: 06/17/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.571
Offering Price at Close of 1st full business day on which sales were made: $98.571
Underwriting Commission, Spread or Profit: $5.05
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $2,000,000
Principal Amount of Purchase in Fund: $1,971,420
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $328,060,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax Exempt Bond

Name of Issuer: Indiana Municipal Power
Agency
Cusip/Sedol/ISIN of Security Purchased: 454898QW0
Date of Transaction: 04/08/2009
Date Offering Commenced: 04/08/2009
Purchase Price/Unit (Net of fees and expenses):
 $100.000
Offering Price at Close of 1st full business day on which sales were made: $100.000
Underwriting Commission, Spread or Profit: $5.50
Name of Underwriter from whom Purchased: Citigroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $1,000,000
Aggregate Principal Amount of Purchase: $4,000,000
Principal Amount of Total Offering: $210,435,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax Exempt Bond

Name of Issuer: Metriopolitan
Transportation Authority Dedicated Tax Fund Bonds
Cusip/Sedol/ISIN of Security Purchased: 59259NYW7
Date of Transaction: 04/24/2009
Date Offering Commenced: 04/24/2009
Purchase Price/Unit (Net of fees and expenses):
 $101.862
Offering Price at Close of 1st full business day on which sales were made: $101.862
Underwriting Commission, Spread or Profit: $7.40
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,500,000
Principal Amount of Purchase in Fund: $1,527,930
Aggregate Principal Amount of Purchase: $3,000,000
Principal Amount of Total Offering: $1,250,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax Exempt Bond

Name of Issuer: City of Detroit, Michigan
Sewage Disposal System
Cusip/Sedol/ISIN of Security Purchased: 2512376P3
Date of Transaction: 06/05/2009
Date Offering Commenced: 06/05/2009
Purchase Price/Unit (Net of fees and expenses):
 $112.478
Offering Price at Close of 1st full business day on which sales were made: $112.478
Underwriting Commission, Spread or Profit: $6.25
Name of Underwriter from whom Purchased: Goldman Sachs
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,500,000
Principal Amount of Purchase in Fund: $1,687,170
Aggregate Principal Amount of Purchase: $12,500,000
Principal Amount of Total Offering: $304,870,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax Exempt Bond

Name of Issuer: NY State Thruway Authority
State Personal Income Tax Revenue Bonds
Cusip/Sedol/ISIN of Security Purchased: 650028QP1
Date of Transaction: 06/10/2009
Date Offering Commenced: 06/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $103.344
Offering Price at Close of 1st full business day on which sales were made: $103.344
Underwriting Commission, Spread or Profit: $5.00
Name of Underwriter from whom Purchased: RBC Capital Markets
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,480,000
Principal Amount of Purchase in Fund: $1,529,491
Aggregate Principal Amount of Purchase: $10,480,000
Principal Amount of Total Offering: $431,030,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax Exempt Bond

Name of Issuer: Puerto Rico Sales Tax
Financing Corporation
Cusip/Sedol/ISIN of Security Purchased: 74529JHQ1
Date of Transaction: 06/11/2009
Date Offering Commenced: 06/11/2009
Purchase Price/Unit (Net of fees and expenses):
 $100.000
Offering Price at Close of 1st full business day on which sales were made: $100.000
Underwriting Commission, Spread or Profit: $6.00
Name of Underwriter from whom Purchased: Goldman Sachs
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $1,000,000
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $4,118,153,700
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax Exempt Bond

Name of Issuer: City of Atlanta, Georgia
Water and Wastewater Revenue Bonds
Cusip/Sedol/ISIN of Security Purchased: 047870KGA
Date of Transaction: 06/17/2009
Date Offering Commenced: 06/17/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.602
Offering Price at Close of 1st full business day on which sales were made: $97.602
Underwriting Commission, Spread or Profit: $6.35
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $976,020
Aggregate Principal Amount of Purchase: $8,000,000
Principal Amount of Total Offering: $750,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Mid Cap Value
Fund 1
Name of Issuer: American Electric Power Co
Inc
Cusip/Sedol/ISIN of Security Purchased: 25537101
Date of Transaction: 04/01/2009
Date Offering Commenced: 04/01/2009
Purchase Price/Unit (Net of fees and expenses):
 $24.50
Offering Price at Close of 1st full business day on which sales were made: $25.41
Underwriting Commission, Spread or Profit: 0.735 $
Name of Underwriter from whom Purchased: CREDIT SUISSE FIRST BOSTON
CORPORATION,KEYBANC CAPITAL MARKETS
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Goldman Sachs & co,J.P
Morgan,Morgan Stanley,Barclays Capital,UBS Investments Bank,Wachovia
Securities,ABN AMRO Incorporation,Key Bank Capital Market,Mitsubishi
UFJ Securities,Credit Suisse,Merrill Lynch & Co,Citi Group
# of Shares/Par Amount of Purchase in Fund: 44,410.00 Shares
Principal Amount of Purchase in Fund: $1,088,045.00
Aggregate Principal Amount of Purchase: $1,088,045.00
Principal Amount of Total Offering: $1,470,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   NA
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 NA
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   NA
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal  Mid Cap Value
Fund I
Name of Issuer: Ford Motor Co
Cusip/Sedol/ISIN of Security Purchased: 345370860
Date of Transaction: 05/12/2009
Date Offering Commenced: 05/12/2009
Purchase Price/Unit (Net of fees and expenses):
 $4.75
Offering Price at Close of 1st full business day on which sales were made: $5.01
Underwriting Commission, Spread or Profit: $0.14
Name of Underwriter from whom Purchased: CITIGROUP GLOBAL MARKETS
INC
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members):  Goldman Sachs & co ,J.P
Morgan , Morgan Stanle,Deutsche Bank Securities Inc,  Merrill Lynch &
Co,Citigroup
# of Shares/Par Amount of Purchase in Fund: 399,090.00 Shares
Principal Amount of Purchase in Fund: $1,895,677.50
Aggregate Principal Amount of Purchase: $1,895,677.50
Principal Amount of Total Offering: $1,425,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   NA
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 NA
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   NA
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Mid Cap Value
Fund I
Name of Issuer: Lincoln National Corp
Cusip/Sedol/ISIN of Security Purchased: 534187109
Date of Transaction: 06/16/2009
Date Offering Commenced: 06/16/2009
Purchase Price/Unit (Net of fees and expenses): $15

Offering Price at Close of 1st full business day on which sales were made: $15.06
Underwriting Commission, Spread or Profit: $0.66
Name of Underwriter from whom Purchased: Merrill Lynch Capital
Services Inc
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Goldman Sachs & co, J.P
Morgan,Morgan Stanley, Wachovia Securities, Credit Suisse, PNC Capital
Market( LLC), Merrill Lynch & Co, UBS Investment Bank
# of Shares/Par Amount of Purchase in Fund: 22,030.00 Shares
Principal Amount of Purchase in Fund: $330,450.00
Aggregate Principal Amount of Purchase: $330,450.00
Principal Amount of Total Offering: $600,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   NA
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 NA
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   NA
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: HCA Inc. (HCA  8.50%April
15, 2019 144A)
Cusip/Sedol/ISIN of Security Purchased: 404119BE
Date of Transaction: 04/15/2009
Date Offering Commenced: 04/15/2009
Purchase Price/Unit (Net of fees and expenses):
 $96.76
Offering Price at Close of 1st full business day on which sales were made: $96.76
Underwriting Commission, Spread or Profit: 1.693
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 400,000
Principal Amount of Purchase in Fund: 387,020.00
Aggregate Principal Amount of Purchase: 11, 378,388
Principal Amount of Total Offering: 1,451,325,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Starwood Hotels and Resort
(Hot 7.875% October 15, 2014)
Cusip/Sedol/ISIN of Security Purchased: 85590AAM
Date of Transaction: 04/30/2009
Date Offering Commenced: 04/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $96.29
Offering Price at Close of 1st full business day on which sales were made: $96.29
Underwriting Commission, Spread or Profit: $1.38
Name of Underwriter from whom Purchased: BancAmerica Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 770,000
Principal Amount of Purchase in Fund: 741,395.00
Aggregate Principal Amount of Purchase: 8,576,266
Principal Amount of Total Offering: $481,425,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: International Paper
Company (9.375%, 5/15/2019)
Cusip/Sedol/ISIN of Security Purchased: 460146CD
Date of Transaction: 05/04/2009
Date Offering Commenced: 05/04/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.63
Offering Price at Close of 1st full business day on which sales were made: $97.63
Underwriting Commission, Spread or Profit: $0.65
Name of Underwriter from whom Purchased: Citi Global Markets
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 400,000
Principal Amount of Purchase in Fund: 390,536.00
Aggregate Principal Amount of Purchase: 5,311,290
Principal Amount of Total Offering: $976,340,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Teck Resources Limited
(10.75% 5/15/2019) 144A
Cusip/Sedol/ISIN of Security Purchased: 878742AN
Date of Transaction: 05/06/2009
Date Offering Commenced: 05/06/2009
Purchase Price/Unit (Net of fees and expenses):
 $94.89
Offering Price at Close of 1st full business day on which sales were made: $94.89
Underwriting Commission, Spread or Profit: 3
Name of Underwriter from whom Purchased: Banc of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 200,000
Principal Amount of Purchase in Fund: 189,786.00
Aggregate Principal Amount of Purchase: 2,039,251
Principal Amount of Total Offering: 1,755,520,500
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Interpublic Group
Companies, Inc. (PG10.00% 7/15/2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 460690BG
Date of Transaction: 06/10/2009
Date Offering Commenced: 06/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.96
Offering Price at Close of 1st full business day on which sales were made: $97.96
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 500,000
Principal Amount of Purchase in Fund: 489,790.00
Aggregate Principal Amount of Purchase: 5,044,837
Principal Amount of Total Offering: 587,748,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: DigitalGlobe Inc. (DGI,
10.50% May 1, 2014 144A)
Cusip/Sedol/ISIN of Security Purchased: 25389MAB
Date of Transaction: 04/21/2009
Date Offering Commenced: 04/21/2009
Purchase Price/Unit (Net of fees and expenses):
 $96.27
Offering Price at Close of 1st full business day on which sales were made: $96.27
Underwriting Commission, Spread or Profit: 2.5
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 400,000
Principal Amount of Purchase in Fund: 385,076.00
Aggregate Principal Amount of Purchase: 3, 874,827
Principal Amount of Total Offering: 341,754,950
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name: Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: JBS USA LLC/JBS USA
Financial (FRIBOI 11.625% May 1, 2014 144A)
Cusip/Sedol/ISIN of Security Purchased: 466112AA
Date of Transaction: 04/22/2009
Date Offering Commenced: 04/22/2009
Purchase Price/Unit (Net of fees and expenses):
 $95.05
Offering Price at Close of 1st full business day on which sales were made: $95.05
Underwriting Commission, Spread or Profit: 2
Name of Underwriter from whom Purchased: Banc of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 550,000
Principal Amount of Purchase in Fund: 552,753.00
Aggregate Principal Amount of Purchase: 4,681,016
Principal Amount of Total Offering: 665,322,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name: Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Good Year Tire & Rubber
Company (10.5% 5/15/2016)
Cusip/Sedol/ISIN of Security Purchased: 382550AZ
Date of Transaction: 05/06/2009
Date Offering Commenced: 05/06/2009
Purchase Price/Unit (Net of fees and expenses):
 $95.85
Offering Price at Close of 1st full business day on which sales were made: $95.85
Underwriting Commission, Spread or Profit: $1.88
Name of Underwriter from whom Purchased: Citigroupi Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 133,000
Principal Amount of Purchase in Fund: 127,475.18
Aggregate Principal Amount of Purchase: 2,102,861
Principal Amount of Total Offering: $958,460,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: MGM Mirage Inc. (10.375%
5/15/2014)  144A
Cusip/Sedol/ISIN of Security Purchased: 552953BF
Date of Transaction: 05/14/2009
Date Offering Commenced: 05/14/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.18
Offering Price at Close of 1st full business day on which sales were made: $97.18
Underwriting Commission, Spread or Profit: 2.25
Name of Underwriter from whom Purchased: BancAmerica Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 100,000
Principal Amount of Purchase in Fund: 97,184.00
Aggregate Principal Amount of Purchase: 6,015,690
Principal Amount of Total Offering: 631,696,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Speedway Motorsports Inc.
(8.75% 6/1/2016) 144A
Cusip/Sedol/ISIN of Security Purchased: 847788AM
Date of Transaction: 05/14/2009
Date Offering Commenced: 05/14/2009
Purchase Price/Unit (Net of fees and expenses):
 $96.83
Offering Price at Close of 1st full business day on which sales were made: $97.83
Underwriting Commission, Spread or Profit: 1.9
Name of Underwriter from whom Purchased: Banc of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,400,000
Principal Amount of Purchase in Fund: 1,355,564.00
Aggregate Principal Amount of Purchase: 9,682,600
Principal Amount of Total Offering: 266,271,500
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Corrections Corporation of
America (7.75% 6/1/2023)
Cusip/Sedol/ISIN of Security Purchased: 22025YAK
Date of Transaction: 05/19/2009
Date Offering Commenced: 05/19/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.12
Offering Price at Close of 1st full business day on which sales were made: $97.12
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: BancAmerica Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 75,000
Principal Amount of Purchase in Fund: 72,837.00
Aggregate Principal Amount of Purchase: 3,442,762
Principal Amount of Total Offering: $451,589,400
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Cinemark USA Inc. (CNK
8.625% 6/15/2019 144A)
Cusip/Sedol/ISIN of Security Purchased: 172441AR
Date of Transaction: 06/16/2009
Date Offering Commenced: 06/16/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.56
Offering Price at Close of 1st full business day on which sales were made: $97.56
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Barclays Capital Inc.
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 525,000
Principal Amount of Purchase in Fund: 512,190.00
Aggregate Principal Amount of Purchase: 5,560,920
Principal Amount of Total Offering: 458,532,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Bill Barrett Corporation
(BBG9875% 7/15/2016)
Cusip/Sedol/ISIN of Security Purchased: 06846NAB
Date of Transaction: 06/30/2009
Date Offering Commenced: 06/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $95.17
Offering Price at Close of 1st full business day on which sales were made: $95.17
Underwriting Commission, Spread or Profit: $2.25
Name of Underwriter from whom Purchased: Banc of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 500,000
Principal Amount of Purchase in Fund: 475,860.00
Aggregate Principal Amount of Purchase: 7,185,486
Principal Amount of Total Offering: $237,930,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: MetLife Inc. (MET 10.75%
8/1/2009)
Cusip/Sedol/ISIN of Security Purchased: 59156RAV
Date of Transaction: 06/30/2009
Date Offering Commenced: 06/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.98
Offering Price at Close of 1st full business day on which sales were made: $99.98
Underwriting Commission, Spread or Profit: $0.95
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,400,000
Principal Amount of Purchase in Fund: 1,399,734.00
Aggregate Principal Amount of Purchase: 17,821,613
Principal Amount of Total Offering: $499,905,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: MGM Mirage Inc. (11.25%
11/15/2017)  144A
Cusip/Sedol/ISIN of Security Purchased: 552953BG
Date of Transaction: 05/14/2009
Date Offering Commenced: 05/14/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.34
Offering Price at Close of 1st full business day on which sales were made: $97.34
Underwriting Commission, Spread or Profit: 2.25
Name of Underwriter from whom Purchased: Banc of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 200,000
Principal Amount of Purchase in Fund: 194,688,000.00
Aggregate Principal Amount of Purchase: 8,220,701
Principal Amount of Total Offering: 827,424,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: LOGMEIN Inc. (LOGM) IPO

Cusip/Sedol/ISIN of Security Purchased: 54142L21
Date of Transaction: 06/30/2009
Date Offering Commenced: 06/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $16.00
Offering Price at Close of 1st full business day on which sales were made: $16.00
Underwriting Commission, Spread or Profit: $1.12
Name of Underwriter from whom Purchased: Barclays Capital Inc. -
NYC
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 2,000
Principal Amount of Purchase in Fund: 32,000.00
Aggregate Principal Amount of Purchase: 1,120,000
Principal Amount of Total Offering: $106,666,672
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: DigitalGlobal Inc. (DGI)
IPO
Cusip/Sedol/ISIN of Security Purchased: 25389M87
Date of Transaction: 05/13/2009
Date Offering Commenced: 05/13/2009
Purchase Price/Unit (Net of fees and expenses):
 $19.00
Offering Price at Close of 1st full business day on which sales were made: $19.00
Underwriting Commission, Spread or Profit: $1.33
Name of Underwriter from whom Purchased: Jeffries and Compsany
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 600
Principal Amount of Purchase in Fund: 11,400.00
Aggregate Principal Amount of Purchase: 9,690,000
Principal Amount of Total Offering: 279, 300,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: DigitalGlobal Inc. (DGI)
IPO
Cusip/Sedol/ISIN of Security Purchased: 25389M87
Date of Transaction: 05/13/2009
Date Offering Commenced: 05/13/2009
Purchase Price/Unit (Net of fees and expenses):
 $19.00
Offering Price at Close of 1st full business day on which sales were made: $19.00
Underwriting Commission, Spread or Profit: $1.33
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 30,900
Principal Amount of Purchase in Fund: 587,100.00
Aggregate Principal Amount of Purchase: 9,690,000
Principal Amount of Total Offering: 279, 300,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: Solarwinds, Inc.(SWI) IPO

Cusip/Sedol/ISIN of Security Purchased: 83416B10
Date of Transaction: 05/19/2009
Date Offering Commenced: 05/19/2009
Purchase Price/Unit (Net of fees and expenses):
 $12.50
Offering Price at Close of 1st full business day on which sales were made: $12.50
Underwriting Commission, Spread or Profit: $0.88
Name of Underwriter from whom Purchased: Goldman Sachs and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 8,900
Principal Amount of Purchase in Fund: 111,250.00
Aggregate Principal Amount of Purchase: 4,500,000
Principal Amount of Total Offering: $151,453,488
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Mid Cap Value
Fund I
Name of Issuer: Regions Financial
Corporation
Cusip/Sedol/ISIN of Security Purchased: 7591EP100
Date of Transaction: 05/20/2009
Date Offering Commenced: 05/20/2009
Purchase Price/Unit (Net of fees and expenses): $4

Offering Price at Close of 1st full business day on which sales were made: $4.89
Underwriting Commission, Spread or Profit: $0.15
Name of Underwriter from whom Purchased: J.P. Morgan Chase Bank
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members):  Goldman Sachs & Co , J.P
Morgan , Morgan Keegan & Co, Inc
# of Shares/Par Amount of Purchase in Fund: 512,720.00 Shares
Principal Amount of Purchase in Fund: $2,050,880.00
Aggregate Principal Amount of Purchase: $2,050,880.00
Principal Amount of Total Offering: $1,600,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   NA
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 NA
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   NA
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Mid Cap Value
Fund I
Name of Issuer: SunTrust Banks .Inc
Cusip/Sedol/ISIN of Security Purchased: 867914103
Date of Transaction: 06/01/2009
Date Offering Commenced: 06/01/2009
Purchase Price/Unit (Net of fees and expenses): $13

Offering Price at Close of 1st full business day on which sales were made: $13.80
Underwriting Commission, Spread or Profit: $0.42
Name of Underwriter from whom Purchased: MORGAN STANLEY CO. INC.

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Goldman Sachs & Co, Morgan
Stanley, Sandler O' Neil+ Partners, L.P,Sun Trust Robinson Humphrey

# of Shares/Par Amount of Purchase in Fund: 54,250.00 Shares
Principal Amount of Purchase in Fund: $705,250.00
Aggregate Principal Amount of Purchase: $705,250.00
Principal Amount of Total Offering: $1,404,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   NA
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 NA
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   NA
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Mid Cap Value
Fund I
Name of Issuer: Transatlantic Holding Inc

Cusip/Sedol/ISIN of Security Purchased: 893521104
Date of Transaction: 06/05/2009
Date Offering Commenced: 06/05/2009
Purchase Price/Unit (Net of fees and expenses): $38

Offering Price at Close of 1st full business day on which sales were made: $41.00
Underwriting Commission, Spread or Profit: $1.33
Name of Underwriter from whom Purchased: J.P. Morgan Chase Bank

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Goldman Sachs & Co , J.P
Morgan, Morgan Stanley , Lazard  Capital Market, Fox -Pitt Kelton
Cochran Caronia Waller ,Dowling & Partners
# of Shares/Par Amount of Purchase in Fund: 18,190.00 Shares
Principal Amount of Purchase in Fund: $691,220.00
Aggregate Principal Amount of Purchase: $691,220.00
Principal Amount of Total Offering: $988,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   NA
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 NA
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   NA
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Partners Large
Cap Value
Name of Issuer: Wells Fargo
Cusip/Sedol/ISIN of Security Purchased: 949746101
Date of Transaction: 05/08/2009
Date Offering Commenced: 05/08/2009
Purchase Price/Unit (Net of fees and expenses):
 $22.00
Offering Price at Close of 1st full business day on which sales were made: $22.00
Underwriting Commission, Spread or Profit: $0.277/Share
Name of Underwriter from whom Purchased: JPMorgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): UBS
# of Shares/Par Amount of Purchase in Fund: 87,000
Principal Amount of Purchase in Fund: $1,914,000.00
Aggregate Principal Amount of Purchase: $28,600,000.00 (Firm)
Principal Amount of Total Offering: $7,502,000,000.00
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Jim Malles Jim Malles
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Mid Cap Value
Fund I
Name of Issuer: VULCAN MATERIALS CO
Cusip/Sedol/ISIN of Security Purchased: 929160109
Date of Transaction: 06/11/2009
Date Offering Commenced: 06/11/2009
Purchase Price/Unit (Net of fees and expenses): $41

Offering Price at Close of 1st full business day on which sales were made: $42.70
Underwriting Commission, Spread or Profit: $1.64
Name of Underwriter from whom Purchased: Merrill Lynch Capital
Services Inc
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Goldman Sachs & co, J.P
Morgan, UBS Investments Bank , Wachovia Securities, ABN AMRO
Incorporation, Mitsubishi UFJ Securities, Morgan Keegan and company,
Sun Trust Robinson Humphrey, The Williams Capital Group ,BB&T Capital
Market,BBVA Securities,Mizuho Securities USA Inc,Merrill Lynch & Co

# of Shares/Par Amount of Purchase in Fund: 9,620.00 Shares
Principal Amount of Purchase in Fund: $394,420.00
Aggregate Principal Amount of Purchase: $394,420.00
Principal Amount of Total Offering: $4,715,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   NA
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 NA
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   NA
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name